SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) September 6, 2005.


                  THE AMERICAN EDUCATION CORPORATION
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)


           Nevada                 0-11078         73-1621446
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(State or other jurisdiction   (Commission     (IRS Employer
of incorporation)              File Number) Identification No.)


                 7506 N. Broadway Extension, Suite 505
                    Oklahoma City, Oklahoma  73116
         ---------------------------------------------------
         (Address of principal executive offices) (Zip Code)


                            (405) 840-6031
         ----------------------------------------------------
         (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange
Act (17 CFR 240.14a-12(b))

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))




Information to be Included in the Report

Item 8.01 Other events.

On September 6, 2005, The American Education Corporation issued the press release attached hereto as Exhibit 99.1 titled "THE AMERICAN EDUCATION CORPORATION ANNOUNCES ASSESSMENT RESOURCES TO HELP SCHOOLS IMPACTED BY HURRICANE KATRINA."

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.      Description
-----------      -----------

   99.1 Company press release titled "THE AMERICAN EDUCATION CORPORATION ANNOUNCES ASSESSMENT RESOURCES TO HELP SCHOOLS IMPACTED BY HURRICANE KATRINA," dated
                 September 6, 2005.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AMERICAN EDUCATION CORPORATION



/s/ Jeffrey E. Butler
------------------------------------------
Jeffrey E. Butler, Chief Executive Officer

September 6, 2005





Exhibit 99.1

                             PRESS RELEASE


For further information contact:

David Gilliland,                   or                     Geralyn DeBusk
Director of Marketing Communications      Halliburton Investor Relations
The American Education Corporation                          972-458-8000
800-34APLUS or 800-222-2811
E-mail: davidmg@amered.com
URL: www.amered.com

For Immediate Release


               THE AMERICAN EDUCATION CORPORATION ANNOUNCES
   ASSESSMENT RESOURCES TO HELP SCHOOLS IMPACTED BY HURRICANE KATRINA

Oklahoma City, September 6, 2005: The American Education Corporation (AEC) announced today that the Company would offer, free of charge, access to online assessments for all students in grade levels 1-12 who have been displaced by Hurricane Katrina. As displaced students arrive at new schools without records, educators will be faced with the dilemma of placing these students in the appropriate course of study consistent with each student's skill level. These no cost assessments will be available at www.aplusanywhere.com. Part of AEC's A+nyWhere Learning System, registered, (A+LS), the formative assessment tests measure skill knowledge in the critical curriculum areas of mathematics, reading and other core instructional subject areas. The data from these assessments can provide educators with an understanding of the needs of individual students needed to effectively develop and manage instruction. In addition, AEC will maintain records that can be used by educators in other school districts to which students might move in the future, including the students' original home districts.

In the states directly impacted by Katrina (LA, MS, AL), AEC has an installed base of approximately 550 K-12 schools. In the immediately surrounding states, the Company has an installed base of approximately 1,600 schools. The schools that are current users of A+LS already have the tools to administer these assessments for incoming students, but providing online access to assessment testing should simplify and facilitate this process. This service will also be made available, free of charge, for all public and charter schools, church groups or other organizations faced with the responsibility of providing educational support to displaced students, regardless of whether these schools are currently customers of AEC. The A+LS assessments will identify the current skill levels of individual students to help educators at the receiving schools place them in the appropriate and instructional regime for math, reading and other core subjects, according to their state's curriculum standards and objectives. For example, a teacher in Arkansas can view reports that show how a new student from Louisiana is performing in relation to the Arkansas Curriculum Frameworks as well as to the Louisiana Grade Level Expectations.

Chief Executive Officer, Jeffrey E. Butler comments, "When Internet-delivered curriculum was first introduced to schools, many companies marketed the strengths of online learning as 'anytime and anywhere.' Those words indicated a sense of efficiency and accessibility for both students and educators. With the effects of Hurricane Katrina, the words 'anytime and anywhere' are now critical for educational development for thousands of displaced students. The impacted states have been a historic core support to this company's success; and it is now time for AEC to step up and provide whatever is necessary to assist them in this extraordinary time of need. AEC is one of the few educational technology companies with the capability to provide the full grade-level and data management resources that are required to support this unprecedented event. Katrina will have complex and far-reaching impacts on the nation's educational system that are just beginning to be addressed and understood. We will be communicating this offer to all administrators at state, district, and school levels; as well as, the job-training facilities and charter schools in the impacted areas."

State and district administrators, principals and educators who are receiving displaced students can find details about the assessments tests and related data management and reporting features at www.aplusanywhere.com.


The American Education Corporation
September 6, 2005
Page Two


The American Education Corporation (AEC) is a leading provider of network-based and e-learning instruction for kindergarten through adult learners. AEC offers formative assessment and curriculum in core subject areas of reading, language arts, process writing, mathematics, science, social studies and Spanish language. AEC's instructional content is aligned to most national and state learning standards and the objectives include prescriptive and formative assessment, remediation and reporting tools. With over 7,000 study hours and over 150,000 pages of objective-based, problem-solving courseware - plus assessment, alignment and curriculum management tools - the Company creates standards-based curricula that facilitate learning and school improvement. The American Education Corporation software is currently in use in over 11,000 public and private K-12 schools, charter schools, colleges, correctional institutions, centers of adult literacy, military education programs and after-school learning programs.


                   THE AMERICAN EDUCATION CORPORATION
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                        7506 BROADWAY EXTENSION
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                        OKLAHOMA CITY, OK 73116
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                             1-800-34APLUS
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                            www.amered.com
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